_ SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2006

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-51331                75-3199276
  ---------------------------     --------------------       ---------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                 60527
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 18, 2006, the Board of Directors of BankFinancial Corporation (the "Company") appointed Mr. Glen R. Wherfel to the Board of Directors of the Company to fill the vacancy created on the Board of Directors of the Company by the death of former Director Dr. Kenneth Cmiel. Mr. Wherfel will serve the remainder of Dr. Cmiel's term as a Director, which will expire at the Company's 2007 annual meeting of stockholders. Mr. Wherfel is a principal in the accounting firm of Wherfel & Associates, and has served on the Board of Directors of the Company's principal subsidiary, BankFinancial, F.S.B. (the "Bank"), since 2001. He also served as a Director of Success Bancshares and Success National Bank until they were acquired by the Company in 2001.

     There is no arrangement or understanding between Mr. Wherfel and any other persons pursuant to which Mr. Wherfel was selected as a Director. Mr. Wherfel is expected to serve on the Board's Corporate Governance and Nominating Committee at all times in which he is eligible to serve. He will continue to serve as a member of the Asset Quality Committee of the Board of Directors of the Bank.

Item 8.01  Other Events.

     On May 18, 2006, the Board of Directors of the Bank appointed Ms. Cassandra
J. Francis to the Board of Directors of the Bank to fill the vacancy created on the Board of Directors of the Bank by the death of Dr. Cmiel. Ms. Francis will serve the remainder of Dr. Cmiel's term as a Director of the Bank, which will expire at the 2006 annual meeting of the Bank's sole stockholder, the Company. Ms. Francis is a Senior Vice President of U.S. Equities Development, L.L.C. and a Vice President of Global Properties, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BANKFINANCIAL CORPORATION



Date: May 19, 2006                 By:   \s\ James J. Brennan
                                         --------------------------------------
                                         James J. Brennan
                                         Executive Vice President and
                                           Corporate Secretary